Exhibit 99.15


Consolidated Statements of Earnings - 2005 by Quarter
(Dollars in Millions Except Per Share Figures)

			2005	2005	2005	2005
			First	Second	Third	Fourth
		 	Quarter Quarter	Quarter	Quarter

Sales to Customers	$12,832	 12,762	 12,310  12,610

Cost of products sold	 3,496 	 3,522 	 3,354 	 3,638

Gross Profit		 9,336 	 9,240 	 8,956 	 8,972

Selling, marketing
 and administrative
 expenses		 4,127 	 4,278 	 4,161 	 4,645
Research expense	 1,384 	 1,525 	 1,539 	 2,014
Purchased in-process
 research and
 development		     - 	   353 	     - 	     9
Interest income		   (84)	  (109)	  (123)	  (171)
Interest expense,
 net of portion
 capitalized		    15 	    15 	    22 	     2
Other (income)
 expense, net		   (33)	   (88)	   (63)	   (30)
			 5,409 	 5,974 	 5,536 	 6,469

Earnings before
 provision for taxes
 on income		 3,927 	 3,266 	 3,420 	 2,503
Provision for taxes
 on income		 1,088 	   678 	   882 	   408
Net earnings	       $ 2,839 	 2,588 	 2,538 	 2,095

Basic net earnings
 per share		  0.96 	  0.87 	  0.85 	  0.70
Diluted net earnings
 per share		  0.94 	  0.86 	  0.85 	  0.70


Consolidated Statements of Earnings - 1995 to 2005
(Dollars in Millions Except Per Share Figures)

			  2005	  2004	  2003	  2002	  2001	  2000

Sales to Customers	$50,514	 47,348	 41,862	 36,298	 32,317	 29,172

Cost of products sold	 14,010  13,474	 12,231  10,498	  9,622   8,987

Gross Profit		 36,504  33,874  29,631	 25,800	 22,695  20,185

Selling, marketing and
 administrative expenses 17,211	 16,174	 14,463	 12,520	 11,510	 10,675
Research expense	  6,462   5,344   4,834   4,094   3,704   3,186
Purchased in-process
 research and
 development		    362	     18     918     189     105      66
Interest income		   (487)   (195)   (177)   (256)  ( 456)   (429)
Interest expense, net
 of portion capitalized	     54     187     207     160     153     204
Other (income) expense,
 net			   (214)     15    (385)    294     185     (94)
			 23,388  21,543	 19,860  17,001  15,201	 13,608

Earnings before provision
 for taxes on income	 13,116	 12,331	  9,771   8,799   7,494   6,577
Provision for taxes
 on income		  3,056	  4,151   2,923   2,522   2,089   1,813
Net earnings		$10,060   8,180   6,848   6,277   5,405   4,764

Basic net earnings
 per share		   3.38    2.76    2.31    2.09    1.78    1.59
Diluted net earnings
 per share		   3.35    2.74    2.29    2.06    1.75    1.55


(Dollars in Millions Except Per Share Figures)

			   1999	   1998	   1997	   1996	   1995

Sales to Customers	 $27,357  23,811  22,522  21,387  18,537

Cost of products sold	   8,559   7,711   7,355   7,187   6,352

Gross Profit		  18,798  16,100  15,167  14,200  12,185

Selling, marketing and
 administrative expenses  10,182   8,595   8,215   7,862   6,951
Research expense	   2,821   2,538   2,386   2,115   1,789
Purchased in-process
 research and development      -     298     108       -       -
Interest income		    (266)   (302)   (263)   (196)   (151)
Interest expense, net
 of portion capitalized	     255     186     179     176     184
Other (income) expense,
 net		 	     119     565     248     122      70
		 	  13,111  11,880  10,873  10,079   8,843

Earnings before provision
 for taxes on income	   5,687   4,220   4,294   4,121   3,342
Provision for taxes
 on income		   1,554   1,196   1,224   1,179     926
Net earnings	         $ 4,133   3,024   3,070   2,942   2,416

Basic net earnings
 per share		    1.38    1.01    1.04    1.00    0.86
Diluted net earnings
 per share		    1.34    1.00    1.01    0.97    0.84


Operating Profit - 2005 by Quarter
(Dollars in Millions)

			2005	    2005	2005	   2005
			First	   Second       Third	  Fourth
			Quarter	  Quarter(1)   Quarter	 Quarter(2)

Consumer	        $  438 	     399 	   408 	    347
Pharmaceutical 		 2,076 	   1,524 	 1,734 	  1,031
Medical Devices and
 Diagnostics		 1,448 	   1,364 	 1,319 	  1,109

Segments Total		 3,962 	   3,287 	 3,461 	  2,487

Expenses not allocated
 to segments (3)	   (35)	     (21)	   (41)	     16
Worldwide Total	        $3,927 	   3,266 	 3,420 	  2,503

(1) Includes $302 million and $51 million of In-Process Research & Development (IPR&D) for the Pharmaceutical and Medical Devices and Diagnostics segments, respectively.
(2) Includes $9 million of IPR&D in the Medical Devices and Diagnostics segment.
(3) Amounts not allocated to segments include interest (income)/expense, minority interest and general corporate (income)/expense.


Operating Profit - 2003 to 2005
(Dollars in Millions)

			2005 (1)    2004 (2)    2003 (3)

Consumer	       $ 1,592       1,444 	 1,319
Pharmaceutical		 6,365 	     7,376 	 5,650
Medical Devices &
 Diagnostics		 5,240 	     3,924 	 3,193

Segments Total		13,197 	    12,744 	10,162

Expenses not allocated
 to segments (4)	   (81)	      (413)	  (391)
Worldwide Total	       $13,116 	    12,331 	 9,771

(1) Includes $302 million and $60 million of In-Process Research & Development (IPR&D) for the Pharmaceutical and Medical Devices and Diagnostics segments, respectively.
(2) Includes $18 million of IPR&D in the Medical Devices and Diagnostics segment.
(3) Includes $737 million of IPR&D in the Pharmaceutical segment and $181 million of IPR&D and $230 million of an arbitration ruling on stent patents in the Medical Devices and Diagnostics segment.
(4) Amounts not allocated to segments include interest (income)/expense, minority interest and general corporate (income)/expense.


Consolidated Balance Sheets - 2005 by Quarter
(Dollars in Millions)

 				2005		2005		2005
				First		Second		Third
				Quarter		Quarter		Quarter
Assets
Current assets
Cash and cash equivalents	$ 8,539 	 12,156 	 14,825
Marketable securities		  5,111 	  1,005 	    354
Accounts receivable trade,
 less allowances for
 doubtful accounts 		  7,336 	  7,379 	  7,154
Inventories 		 	  3,814 	  3,963 	  4,015
Deferred taxes on income 	  1,871 	  1,911 	  1,896
Prepaid expenses and other
 receivables		 	  2,174 	  2,387 	  2,415

Total current assets		 28,845 	 28,801 	 30,659

Marketable securities,
 non-current 		 	     48 	     49 	     44
Property, plant and equipment,
 net 		 		 10,237 	 10,091 	 10,227
Intangible assets, net 		  5,999 	  6,193 	  6,067
Goodwill, net 		 	  5,819 	  6,002 	  6,019
Deferred taxes on income  	  1,027 	  1,062 	  1,384
Other assets 		 	  3,222 	  3,135 	  2,983

Total assets			$55,197 	 55,333 	 57,383

Liabilities and Shareholders' Equity
Current liabilities
Loans and notes payable	        $   319 	    304 	    278
Accounts payable		  4,038 	  3,949 	  3,684
Accrued liabilities		  3,115 	  3,153 	  3,164
Accrued rebates, returns
 and promotions		 	  2,492 	  2,312 	  2,120
Accrued salaries, wages and
 commissions		 	    891 	    892 	  1,144
Accrued taxes on income		  2,126 	  1,030 	  1,657

Total current liabilities	 12,981 	 11,640 	 12,047

Long-term debt 		          2,459 	  2,329 	  2,139
Deferred taxes on income	    389 	    418 	    409
Employee related obligations	  2,902 	  2,936 	  3,055
Other liabilities		  2,061 	  2,061 	  2,077

Total liabilities		 20,792 	 19,384 	 19,727

Shareholders' equity
Preferred stock- without par
 value (authorized and unissued
 2,000,000 shares)		     -   	      -   	      -
Common stock- par value $1.00
 per share (authorized
 4,320,000,000 shares; issued
 3,119,842,000 shares)		 3,120 	          3,120 	  3,120
Note receivable from employee
 stock ownership plan 		     -   	      -   	      -
Accumulated other
 comprehensive income		  (648)	           (805)	   (751)
Retained earnings		38,051 	         39,633 	 41,231
			        40,523 	         41,948 	 43,600

Less: common stock held
 in treasury, at cost  		 6,118 	 	  5,999 	  5,944

Total shareholders' equity	34,405 		 35,949 	 37,656

Total liabilities and
 shareholders' equity	       $55,197 	         55,333 	 57,383


Consolidated Balance Sheets - 2003 to 2005
(Dollars in Millions)
		 		2005		2004		2003

Assets
Current assets
Cash and cash equivalents      $16,055	 	 9,203 		 5,377
Marketable securities		    83 		 3,681	 	 4,146
Accounts receivable trade,
 less allowances for
 doubtful accounts 		 7,010 		 6,831	 	 6,574
Inventories 			 3,959 		 3,744 		 3,588
Deferred taxes on income 	 1,931 	 	 1,814 		 1,617
Prepaid expenses and other
 receivables			 2,442 	 	 2,124 		 1,784

Total current assets		31,480 		27,397 	 	23,086

Marketable securities,
 non-current 			    20	 	    46 		    84
Property, plant and equipment,
 net 				10,830 	 	10,436 		 9,846
Intangible assets, net 		 6,185 		 5,979 		 6,149
Goodwill, net 			 5,990 		 5,863 		 5,390
Deferred taxes on income 	 1,138 		 1,196 		 1,196
Other assets 			 3,221 		 3,122 		 3,107

Total assets		       $58,864 	 	54,039 	 	48,858

Liabilities and Shareholders' Equity
Current liabilities
Loans and notes payable	       $   668 		   280 		 1,139
Accounts payable		 4,315 		 5,227 		 4,966
Accrued liabilities		 3,529 		 3,523 		 2,639
Accrued rebates, returns
 and promotions			 2,017 		 2,297 		 2,308
Accrued salaries, wages
 and commissions		 1,166 		 1,094 		 1,452
Accrued taxes on income		   940 		 1,506 		   944

Total current liabilities	12,635 	 	13,927 	 	13,448

Long-term debt 			 2,017 		 2,565 		 2,955
Deferred taxes on income 	   211 		   403 		   780
Employee related obligations	 3,065 		 2,631 		 2,262
Other liabilities		 2,226 		 1,978 		 1,949

Total liabilities		20,154 	 	21,504 	 	21,394

Shareholders' equity
Preferred stock- without
 par value (authorized and
 unissued 2,000,000 shares)	     -   	     -   	     -
Common stock- par value $1.00
 per share (authorized
 4,320,000,000 shares; issued
 3,119,842,000 shares)		 3,120 		 3,120 		 3,120
Note receivable from employee
 stock ownership plan 		     -   	   (11)		   (18)
Accumulated other comprehensive
 income				  (755)		  (515)		  (590)
Retained earnings		42,310 	 	35,945 	 	31,098
		 		44,675 	 	38,539 	 	33,610

Less: common stock held in
 treasury, at cost  		 5,965 		 6,004 		 6,146

Total shareholders' equity	38,710 	 	32,535 	 	27,464

Total liabilities and
 shareholders' equity	       $58,864 	 	54,039 	 	48,858


Consolidated Statements of Cash Flows - 2005 by Quarter
(Dollars in Millions)


				 2005		 2005		 2005
				 First		Second		 Third
				Quarter		Quarter		Quarter

Cash flows from operations
Net earnings			$ 2,839 	 5,427	 	 7,965
Adjustments to reconcile net
 earnings to cash flows:
   Depreciation and amortization
    of property and intangibles	    515 	 1,063 		 1,586
   Stock Based Compensation	    135 	   271 	 	   405
   Purchased in-process research
    and development		      -   	   353 		   353
   Deferred tax provision	     53 	  (212)		  (552)
   Accounts receivable allowances    22 	   (17)		   (24)
   Changes in assets and liabilities,
    net of effects from acquisitions:
   Increase in accounts
    receivable			  (639)		  (876)	 	  (646)
   (Increase)/decrease in
    inventories			  (140)		  (380)		  (433)
   (Decrease)/increase in accounts
    payable and accrued
    liabilities			(1,509)	 	(1,651)	 	(1,732)
   Decrease/(increase) in other
    current and non-current
     assets			   235 		   578 		   860
   Increase in other current
    and non-current liabilities  1,124 		    93 		   854

Net cash flows from operating
 activities			 2,635 		 4,649 		 8,636

Cash flows from investing
 activities
Additions to property, plant
 and equipment			  (397)		  (874)		(1,490)
Proceeds from the disposal
 of assets			    77 		    77 		   152
Acquisitions, net of cash
 acquired 			     -   	  (693)		  (747)
Purchases of investments	(3,824)	 	(4,999)	 	(5,095)
Sales of investments		 2,340 		 7,611 		 8,324
Other (primarily intangibles)	  (210)		  (282)	 	  (295)

Net cash (used)/provided
 by investing activities	(2,014)		   840 		   849

Cash flows from financing activities
Dividends to shareholders	   (847)	(1,829)	 	(2,810)
Repurchase of common stock	   (654)	  (988)	 	(1,164)
Proceeds from short-term debt 	    173 	   351 	 	   537
Retirement of short-term debt 	   (144)	  (314)	 	  (602)
Proceeds from long-term debt	      4 	     4 	 	     4
Retirement of long-term debt	    (17)	   (20)	          (196)
Proceeds from the exercise of stock
 options/excess tax benefits 	    285 	   455 		   592

Net cash used by financing
 activities			 (1,200)	(2,341)	 	(3,639)

Effect of exchange rate changes
 on cash and cash equivalents	    (85)	  (195)	 	  (224)
(Decrease)/Increase in cash and
 cash equivalents		   (664)	 2,953 		 5,622
Cash and cash equivalents,
 beginning of period		  9,203 	 9,203 		 9,203

Cash and cash equivalents,
 end of period			$ 8,539 	12,156 	 	14,825


Consolidated Statements of Cash Flows - 2003 to 2005
(Dollars in Millions)

				  2005		 2004		 2003
Cash flows from operations
Net earnings			$10,060 	 8,180 		 6,848
Adjustments to reconcile
 net earnings to cash flows:
   Depreciation and amortization
    of property and intangibles	  2,093 	 2,124 		 1,869
   Stock Based Compensation	    540 	   507 		   537
   Purchased in-process research
    and development		    362 	    18 		   918
   Deferred tax provision	   (235)	  (676)		  (908)
   Accounts receivable allowances   (31)	     3 		     6
   Changes in assets and liabilities,
    net of effects from acquisitions:
   Increase in accounts
    receivable			   (568)	  (111)		  (691)
   (Increase)/decrease in
    inventories			   (396)	    11 		    39
   (Decrease)/increase in accounts
    payable and accrued
    liabilities			   (911)	   607 		 2,192
   Decrease/(increase) in other
    current and non-current
    assets			    542 	  (437)		  (770)
   Increase in other current and
    non-current liabilities 	    343 	   863 		   531

Net cash flows from operating
 activities			 11,799 	11,089 	 	10,571

Cash flows from investing activities
Additions to property, plant
 and equipment			 (2,632)	(2,175)		(2,262)
Proceeds from the disposal
 of assets			    154 	   237 		   335
Acquisitions, net of cash
 acquired 			   (987)	  (580)	 	(2,812)
Purchases of investments	 (5,660)       (11,617)		(7,590)
Sales of investments		  9,187 	12,061 		 8,062
Other (primarily intangibles)	   (341)	  (273)		  (259)

Net cash used by investing
 activities			   (279)	(2,347)		(4,526)

Cash flows from financing activities
Dividends to shareholders	 (3,793)	(3,251)		(2,746)
Repurchase of common stock	 (1,717)	(1,384)		(1,183)
Proceeds from short-term debt 	  1,215 	   514 		 3,062
Retirement of short-term debt	   (732)	(1,291)	 	(4,134)
Proceeds from long-term debt	      6 	    17 		 1,023
Retirement of long-term debt  	   (196)	 (395)	 	  (196)
Proceeds from the exercise of
 stock options/excess tax
 benefits 			    774 	  684 	 	   335

Net cash used by financing
 activities			 (4,443)	(5,106)	 	(3,839)

Effect of exchange rate changes
 on cash and cash equivalents	   (225)	   190 		   277
Increase/(Decrease) in cash and
 cash equivalents		  6,852 	 3,826 		 2,483
Cash and cash equivalents,
 beginning of period		  9,203 	 5,377 		 2,894

Cash and cash equivalents,
 end of period			$16,055 	 9,203 		 5,377


Summary of Operations and Statistical Data 1995-2005
(Dollars in Millions Except Per Share Figures)


				  2005	 2004	 2003	 2002	 2001	 2000

Sales to customers-U.S.		$28,377  27,770  25,274  22,455  19,825  17,316
Sales to customers-
 International			 22,137  19,578  16,588  13,843  12,492  11,856
Total Sales			 50,514  47,348  41,862  36,298  32,317  29,172
Cost of products sold		 14,010  13,474  12,231  10,498   9,622   8,987
Selling, marketing and
 administrative expenses	 17,211  16,174  14,463  12,520  11,510  10,675
Research expense		  6,462   5,344   4,834   4,094   3,704   3,186
Purchased in-process
 research and development	    362      18     918     189     105      66
Interest income			   (487)   (195)   (177)   (256)   (456)   (429)
Interest expense, net of
 portion capitalized		     54     187     207     160     153     204
Other (income) expense, net	   (214)     15    (385)    294     185     (94)
				 37,398	 35,017  32,091  27,499  24,823  22,595
Earnings before provision
 for taxes on income		 13,116  12,331   9,771   8,799   7,494   6,577
Provision for taxes on income	  3,056   4,151   2,923   2,522   2,089   1,813
Net earnings			 10,060   8,180   6,848   6,277   5,405   4,764
Percent of sales to customers	   19.9	   17.3	   16.4	   17.3	   16.7	   16.3
Diluted net earnings per
 share of common stock	        $  3.35	   2.74	   2.29	   2.06	   1.75	   1.55
Percent return on average
 shareholders' equity		   28.2	   27.3	   27.1    26.4	   24.0	   25.3

Percent increase over previous year:
Sales to customers		    6.7	   13.1	   15.3	   12.3	   10.8	    6.6
Diluted net earnings per share	   22.3	   19.7	   11.2	   17.7	   12.9	   15.7

Supplementary expense data:
Cost of materials and
 services (1)			$22,328	 21,053  18,568  16,540  15,333  14,113
Total employment costs		 12,364  11,581  10,542   8,942   8,153   7,376
Depreciation and amortization	  2,093   2,124   1,869   1,662   1,605   1,592
Maintenance and repairs (2)	    510     462     395     360     372     327
Total tax expense (3)		  4,285   5,215   3,890   3,325   2,854   2,517
Supplementary balance sheet data:
Property, plant and equipment,
 net		 		 10,830  10,436   9,846   8,710   7,719   7,409
Additions to property, plant
 and equipment			  2,632   2,175   2,262   2,099   1,731   1,689
Total assets			 58,864  54,039  48,858	 40,984  38,771  34,435
Total shareholders' equity	 38,710  32,535  27,464  23,125  24,516  20,585
Long-term debt			  2,017   2,565   2,955   2,002   2,217   3,163
Operating cash flow		 11,799  11,089  10,571   8,135   8,781   6,889

Common stock information
Dividends paid per share        $ 1.275	  1.095	  0.925	  0.795	  0.700	  0.620
Shareowners' equity per share	$ 13.01	  10.95	   9.25	   7.79	   8.05	   6.82
Market price per share
 (year-end close)	        $ 60.10	  63.42	  50.62	  53.11	  59.86	  52.53
Average shares outstanding
 (millions)-basic		2,973.9 2,968.4	2,968.1 2,998.3 3,033.8 2,993.5
Average shares outstanding
 (millions)-diluted		3,012.5 3,003.5 3,008.1 3,054.1 3,099.3 3,099.2

Employees (thousands)		  115.6   109.9   110.6   108.3   101.8   100.9


(Dollars in Millions Except Per Share Figures)

					  1999	 1998	  1997	 1996	 1995

Sales to customers-U.S		   $15,532    12,901   11,814   10,851   9,065
Sales to customers-
 International			    11,825    10,910   10,708   10,536	 9,472
Total Sales			    27,357    23,811   22,522   21,387  18,537
Cost of products sold		     8,559     7,711    7,355    7,187	 6,352
Selling, marketing and
 administrative expenses	    10,182     8,595 	8,215 	 7,862 	 6,951
Research expense		     2,821     2,538	2,386 	 2,115 	 1,789
Purchased in-process research
 and development		         - 	 298 	  108 	     - 	     -
Interest income			      (266)	(302)	 (263)	  (196)	  (151)
Interest expense, net of
 portion capitalized		       255 	 186 	  179 	   176 	   184
Other (income) expense, net	       119 	 565 	  248 	   122 	    70
				    21,670    19,591   18,228   17,266	15,195
Earnings before provision
 for taxes on income		     5,687     4,220    4,294 	 4,121 	 3,342
Provision for taxes on income	     1,554     1,196    1,224 	 1,179 	   926
Net earnings			     4,133     3,024    3,070 	 2,942 	 2,416
Percent of sales to customers	      15.1	12.7	 13.6	  13.8	  13.0
Diluted net earnings per share
 of common stock	           $  1.34	1.00	 1.01	  0.97	  0.84
Percent return on average
 shareholders' equity		      26.0	21.6	 24.3	  27.1	  27.6

Percent increase over previous year:
Sales to customers		      14.9	 5.7	  5.3	  15.4	  36.3
Diluted net earnings per share	      34.0	(1.0)	  4.1	  15.5	  21.7

Supplementary expense data:
Cost of materials and services (1) $13,922    11,779   11,702   11,341 	 9,984
Total employment costs		     6,727     6,021 	5,634 	 5,469 	 4,851
Depreciation and amortization	     1,510     1,335 	1,117 	 1,047 	   886
Maintenance and repairs (2)	       322 	 286 	  270 	   285 	   257
Total tax expense (3)		     2,221     1,845 	1,811 	 1,747 	 1,458
Supplementary balance sheet data:
Property, plant and equipment, net   7,155     6,767    6,204 	 6,025 	 5,544
Additions to property, plant
 and equipment		 	     1,822     1,610 	1,454 	 1,427 	 1,307
Total assets		 	    31,163    29,019   23,634   22,254  19,355
Total shareholders' equity	    17,094    14,727   13,319   11,964 	 9,764
Long-term debt		  	     3,429     2,652    2,084 	 2,347 	 2,702
Operating cash flow		     5,913     5,104 	4,209 	 4,000 	 3,436

Common stock information
Dividends paid per share	  $  0.550     0.490	0.425	 0.368	 0.320
Shareowners' equity per share	  $   5.73	4.95	 4.52	  4.07	  3.46
Market price per share
 (year-end close)	          $  46.63     41.94	32.44	 25.25	 21.38
Average shares outstanding
 (millions)-basic		   2,978.2   2,973.6  2,951.9  2,938.0 2,820.1
Average shares outstanding
 (millions)-diluted		   3,100.4   3,082.7  3,073.0  3,046.2 2,890.0

Employees (thousands)		      99.8      96.1 	 92.6 	 91.5 	  84.2

(1) Net of interest and other income.
(2) Also included in cost of materials and services category.
(3) Includes taxes on income, payroll, property and other business taxes.